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                                                                   EXHIBIT 10.29

              AMENDMENT NUMBER TWELVE TO CONSOLIDATED, AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT NUMBER TWELVE TO CONSOLIDATED, AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of September 30, 2000, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 717 North Harwood, Suite 1650,



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Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California
corporation ("Consulting"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA
- MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, and MALIBU CENTERS, INC., a California corporation ("MCI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201.

                                    Recitals:

A. Borrower and Foothill are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996 (as amended from time to time prior to the date hereof, the "Loan Agreement").

B. Borrower hereby acknowledges that a material Event of Default has occurred and is continuing as a result of Borrower's failure to deliver to Foothill no later than June 30, 2000 the required mandatory prepayments of the Obligations required by Section 2.12 of the Loan Agreement (the "Designated Event of Default").

C. Borrower has requested that Foothill consent to the sale of the Malibu Grand Prix FunCenter located at 7775 NW 8th Street, Miami, Florida 33126 for a total cash consideration of $5,000,000 (the "Proposed Disposition").

D. Borrower and Foothill desire to amend the Loan Agreement as set forth herein.

                                   Agreement:

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                  1. Definitions. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  2. Amendments to the Loan Agreement.

                           a. Section 1.1 of the Loan Agreement hereby is amended by adding or amending and restating, as applicable, each of the following definitions in alphabetical order:





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                  "Joinder Agreement" means a joinder agreement among Malibu
Centers, Inc., a Delaware corporation, Borrower, and Foothill, in form and substance satisfactory to Foothill.

                  "Loan Documents" means this Agreement, the Joinder Agreement, the Side Letter, the Loan Purchase Agreement, the Stock Pledge Agreements, Trademark Security Agreements, the Disbursement Letter, the Mutual General Release, the Blocked Account Agreement, the Mortgages, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.

                  "Permitted Disposition" means, subject to the prior or concurrent satisfaction of the applicable Release Condition therefor, (a) Ordinary Course Dispositions, and (b) the sale, exchange, or other disposition, free and clear of Foothill's Lien or security interest (other than its Lien or security interest in the proceeds of such sale, exchange, or other disposition), of Equipment or Real Property (expressly excluding Accounts, General Intangibles, Inventory, Investment Property, and Negotiable Collateral).

                  "Permitted Overadvance Amount" means $3,594,711.03.

                  "Reference Rate" means, the rate of interest announced within Wells Fargo Bank, N.A. at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

                  "Release Condition" means (a) with respect to any Permitted Disposition (other than an Ordinary Course Disposition) that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) at least 80% of the consideration received in connection with such Permitted Disposition is in the form of cash or cash equivalents, (iii) Borrower is selling, exchanging, or disposing of the subject Equipment or Real Property and, following such sale, exchange, or other disposition, the subject Equipment or Real Property is not to be the subject of a lease by MEWI or any of its Subsidiaries, (iv) the terms and conditions of each such Permitted Disposition (including, without limitation, the sale price thereof) are reasonably acceptable (from the perspective of secured asset based lender) to Foothill, (v) Foothill shall have given its prior written consent to such sale (which consent shall not be unreasonably withheld or delayed), (vi) the subject Equipment or Real Property is not being sold to, exchanged with, or disposed of to, any Affiliate of MEWI or Hampstead, and (vii) Borrower shall have caused the purchaser of such Equipment or Real Property to wire transfer to Foothill in immediately available funds an amount equal to 80% of the Net Cash Proceeds received by Borrower in consideration of such Permitted Disposition, and (b) with respect to any Ordinary Course Disposition that (i) Borrower is receiving fair value for the Equipment that is the subject of such sale, exchange, or other disposition, (ii) Borrower is selling, exchanging, or disposing of the subject Equipment and,





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following such sale, exchange, or other disposition, the subject Equipment is not to be the subject of a lease by MEWI or any of its Subsidiaries, and (iii) the subject Equipment is not being sold to, or exchanged with, or disposed of to, any Affiliate of MEWI or Hampstead.

                  "Required Amount" means an amount equal to 80% of the Net Cash Proceeds received by Borrower in connection with a Permitted Disposition; provided, however, that anything contained in the foregoing to the contrary notwithstanding, the Required Amount in connection with the Permitted Disposition of Borrower's FunCenter known as Miami Castle shall be an amount equal to 70% of the Net Cash Proceeds received by Borrower in connection with the consummation of said FunCenter.

                  "Side Letter" means a letter agreement between Borrower and Foothill, in form and substance satisfactory to Foothill.

                  "Twelfth Amendment" means that certain Amendment Number Twelve to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of September 30, 2000.

                  "Twelfth Amendment Closing Date" means the date on which each of the conditions precedent set forth in Section 3 of the Twelfth Amendment are satisfied in full.

                           b. Section 1.1 of the Loan Agreement hereby is amended by deleting each of the following definitions in their entirety: Adjusted Net Worth, EBITDA, Debt Service, Debt Service Ratio, Interest Coverage Ratio, Interest Expense, and Required Pay-Down Date.

                           c. Section 2.10 of the Loan Agreement hereby is amended by deleting the "." appearing at the end of subsection (f) of said Section, inserting the text "; and" in lieu thereof, and inserting the following new subsection
                                    (g) immediately following subsection (f) of said Section:

                  "(g) Twelfth Amendment Fee. In connection with the execution and delivery of the Twelfth Amendment, Borrower shall pay to Foothill a fee of $500,000 (the "Twelfth Amendment Fee") that shall be payable in full in cash on the earliest to occur of (i) the Maturity Date, (ii) the date that all of the Obligations (other than the Twelfth Amendment Fee) have been paid in full in cash, and (iii) the date that Foothill declares all of the Obligations due and payable in accordance with the Loan Agreement as a result of an Event of Default which has occurred and is continuing; provided, however, that (i) if the aggregate amount of the Obligations outstanding as of November 30, 2000 is not more than $17,000,000, then Foothill agrees to waive one-third of the Twelfth Amendment Fee, (ii) if the aggregate amount of the Obligations outstanding as of April 30, 2001 is not more than $9,000,000, then Foothill agrees to waive an additional one-third of the Twelfth Amendment Fee, and (iii) if the aggregate amount of the Obligations outstanding as of June 30, 2001 is not more than $5,000,000, then Foothill agrees to waive the balance of the Twelfth




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Amendment Fee that would otherwise be payable in accordance with this Section.
The Twelfth Amendment Fee shall be non-accrual and non-interest bearing until such time as the Twelfth Amendment Fee is payable in accordance with this Section. The foregoing notwithstanding, but subject to the proviso set forth in the immediately preceding sentence, the Twelfth Amendment Fee is fully earned and nonrefundable as of the Twelfth Amendment Closing Date."

                           d. Section 2.12 of the Loan Agreement hereby is amended and restated in its entirety as follows:

                  "2.12    MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS.

                  (a) On or before November 30, 2000, Borrower shall make a mandatory prepayment of the Obligations in an amount sufficient to reduce the aggregate amount of the Obligations outstanding to not more than $17,000,000.

                  (b) On or before April 30, 2001, Borrower shall make a mandatory prepayment of the Obligations in an amount sufficient to reduce the aggregate amount of the Obligations outstanding to not more than $9,000,000.

                  (c) On or before June 30, 2001, Borrower shall make a mandatory prepayment of the Obligations in an amount sufficient to reduce the aggregate amount of the Obligations outstanding to not more than $5,000,000.

                  (d) Immediately upon the consummation of any Permitted Disposition (other than an Ordinary Course Disposition), Borrower shall:

                           (i) repay the Permitted Overadvance Amount outstanding (if any) as of the date of any such repayment in an amount equal to the Required Amount applicable to such Permitted Disposition and the amount so prepaid shall permanently reduce the Permitted Overadvance Amount on a dollar-for-dollar basis; and

                           (ii) if the Permitted Overadvance Amount outstanding (if any) has been repaid in full pursuant to clause (i) above or otherwise, repay Term Loan A in an amount equal to the Required Amount applicable to such Permitted Disposition (or the balance remaining after the repayment of the Permitted Overadvance Amount outstanding pursuant to clause (i) above, as applicable) and the amount so prepaid shall permanently reduce Term Loan A; and

                           (iii) if the Permitted Overadvance Amount outstanding (if any) and Term Loan A have been repaid or prepaid in full pursuant to clauses (i) and (ii) above, prepay the Advances made by Foothill to Borrower under Section 2.1 in an amount equal to the Required Amount applicable to such Permitted Disposition (or the balance remaining after the prepayment of the Permitted Overadvance Amount outstanding and Term Loan A pursuant to clauses (i) and (ii) above, as applicable),




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         and the amount so prepaid automatically shall permanently reduce the
         Maximum Revolving Amount, on a dollar-for-dollar basis."

                           e. Section 3.4 of the Loan Agreement hereby is amended by deleting the word "and" appearing at the end of subsection (f) of said Section, deleting the "." appearing at the end of subsection (g) of said Section, inserting the text "; and" in lieu thereof, and inserting the following new subsection
                                    (h) immediately following subsection (g) thereof:

                  "(h) for a period of 120 days immediately following the Twelfth Amendment Closing Date, Borrower shall use its best efforts to deliver to Foothill (i) a leasehold Mortgage (in form and substance satisfactory to Foothill) for each of the Borrower's properties known as Puente Hills, located at 17871 Castleton, City of Industry, California (the "Puente Hills Location"), and Mountasia of Willowbrook, located at 17190 Tomball Parkway, Houston, Texas (the "Willowbrook Location"), and (ii) leasehold Mortgage Policies for each of the Puente Hills Location and the Willowbrook Location, in each case, in amounts satisfactory to Foothill assuring Foothill that the applicable leasehold Mortgage creates valid and enforceable first priority Liens on each of the applicable leaseholds of the properties free and clear of all defects and encumbrances except Permitted Liens, and the leasehold Mortgage Policies shall be otherwise in form and substance satisfactory to Foothill."

                           f. Section 7.19 of the Loan Agreement hereby is deleted in its entirety.

                           g. Exhibit I to the Loan Agreement hereby is amended and restated in the form of Amended and Restated Exhibit I attached hereto.

                           h. Schedule R-1 to the Loan Agreement hereby is amended and restated in its entirety in the form of Amended and Restated Schedule R-1 attached hereto.

                           i. Schedule 5.6 to the Loan Agreement hereby is amended and restated in its entirety in the form of Amended and Restated Schedule 5.6 attached hereto.

                           j. Schedule 6.12 to the Loan Agreement hereby is amended and restated in its entirety in the form of Amended and Restated Schedule
                                    6.12 attached hereto.

                  3. Condition to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill, of each of the following conditions precedent:




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                           a.       Foothill shall have received on or before
                                    the Twelfth Amendment Closing Date the
                                    following, each duly executed and in form and substance satisfactory to Foothill, and the same shall be in full force and effect:

                                    (i)      this Amendment;

                                    (ii)     the Joinder Agreement; and

                                    (iii)    the Side Letter.

                           b. Foothill shall have received (i) such UCC-1 financing statements as Foothill shall require, and (ii) all original issued share certificates of Malibu Centers, Inc., a Delaware corporation, together with endorsements executed in blank with respect thereto.

                           c. Foothill shall have received a copy of a letter of intent or term sheet, the form and substance of which is satisfactory to Foothill, duly executed and delivered by each of the relevant Persons composing Borrower, Hampstead, and Nomura relative to the preferred stock previously issued by such Persons to Hampstead and Nomura, together with a certificate of the Secretary of MEWI certifying such letter of intent or term sheet as a true, correct, and complete copy thereof.

                           d. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                           e. After giving effect hereto, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

                           f. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their respective Affiliates.

                  4. Consents. Effective as of the Twelfth Amendment Closing Date, Foothill hereby consents to the Proposed Disposition, so long as (a) the gross cash proceeds paid by




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the purchaser thereof is not less than $5,000,000, and (b) each of the other
Release Conditions applicable to the Proposed Disposition have been satisfied.

                  5. Waivers of Existing Event of Default. On the Twelfth Amendment Closing Date, Foothill hereby waives the Designated Event of Default. Such waiver is specific in time and in intent and does not constitute, nor should it be construed as constituting, except to the extent expressly set forth herein, a waiver or modification of any term of, or right, power, or privilege under, the Loan Agreement, the other Loan Documents, or any agreement, contract, indenture, document, or instrument mentioned therein. Such waiver does not preclude any exercise of any right, power, or privilege under any Loan Document, based upon any Event of Default other than the Designated Event of Default.

                  6. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governments authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) the Loan Agreement, as amended by this Amendment, constitutes Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered.

                  7. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

                  8. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

                  9. Miscellaneous.

                           a. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth




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                                    Amendment, the Sixth Amendment, the Seventh
                                    Amendment, the Eighth Amendment, the Ninth
                                    Amendment, the Tenth Amendment, the Eleventh
                                    Amendment, and this Amendment.

                           b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", 'thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, and this Amendment.

                           c. Upon the effectiveness of this Amendment, each reference in the Loan Documents to
                                    Exhibit I shall mean and refer to Amended and Restated Exhibit I attached hereto.

                           d. Upon the effectiveness of this Amendment, each reference in the Loan Documents to Schedule R-1 shall mean and refer to Amended and Restated Schedule R-1 attached hereto.

                           e. Upon the effectiveness of this Amendment, each reference in the Loan Documents to
                                    Schedule 5.6 shall mean and refer to Amended and Restated Schedule 5.6 attached hereto.

                           f. Upon the effectiveness of this Amendment, each reference in the Loan Documents to
                                    Schedule 6.12 shall mean and refer to
                                    Amended and Restated Schedule 6.12 attached hereto.

                           g. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                           h. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.




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            [The remainder of this page is intentionally left blank]





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed on the date first written above.

                  MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation
                  MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
                  MALIBU GRAND PRIX CORPORATION, a Delaware corporation
                  TUCSON MGPC, INC., an Arizona corporation
                  PUENTE HILLS MGPC, INC., a California corporation
                  PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation REDONDO BEACH CASTLE MGPC, INC., a California corporation REDWOOD CITY CASTLE MGPC, INC., a California corporation
                  SAN DIEGO MGPC, INC., a California corporation
                  PORTLAND MGPC, INC., an Oregon corporation
                  DALLAS CASTLE MGPC, INC., a Texas corporation
                  SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
                  SAN ANTONIO MGPC, INC., a Texas corporation
                  MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
                  MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation
                  MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
                  OFF TRACK MANAGEMENT, INC., a California corporation
                  MGP SPECIAL, INC., a California corporation
                  AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation MALIBU GRAND PRIX CONSULTING, INC., a California corporation MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation
                  MOUNTASIA - MEI CALIFORNIA, INC., a California corporation MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership
                  MALIBU CENTERS, INC., a California corporation

                  By:
                     --------------------------------------------------
                  Name:
                  Title: Responsible officer for each of the
                         above referenced Persons composing Borrower

                           [signature page continues]





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                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:





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